SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 3, 2002
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                         Asbury Automotive Group, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
   ---- ------------------------------------------------------------------
                (State or other jurisdiction of incorporation)

           5511                                  01-0609375
--------------------------                 -------------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)

 Three Landmark Square, Suite 500, Stamford, CT                   06901
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(Address of principal executive offices)                       (Zip Code)

                                (203) 356-4400
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             (Registrant's telephone number, including area code)

                                     None
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit No.                Description
-----------                -----------
99.1                       Press Release dated December 3, 2002


Item 9.  Regulation FD Disclosure.

     The registrant issued a press release today announcing that it intends to restructure its previously announced acquisition of the Bob Baker Auto Group, which press release is attached hereto as exhibit 99.1.


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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ASBURY AUTOMOTIVE GROUP, INC.



Date:  December 3, 2002                    By
                                               ------------------------------
                                               Name:  Kenneth B. Gilman
                                               Title: Chief Executive Officer




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                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
99.1                   Press Release dated December 3, 2002